Exhibit 10.8
                               ANCILLARY AGREEMENT
                                       TO
                                PROXY AGREEMENTS
                          WITH RESPECT TO CAPITAL STOCK
                                       OF
                            MICROPAC INDUSTRIES, INC.



         THIS ANCILLARY AGREEMENT, is entered into to be effective as of the 19th day of February, 1987, by and among MICROPAC INDUSTRIES, INC. a Delaware corporation ("Micropac"), H. Kent Hearn, William Joseph Holt, Woodrow O. Brownlee and their successors appointed as in this Agreement provided (hereinafter collectively referred to as the "Proxy Holders"), and Heinz-Werner Hempel and Friedrich-Wilhelm Hempel, citizens of the Federal Republic of Germany (hereinafter called the "Hempels").


                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, Micropac, certain Voting Trustees and the Hempels entered into a Voting Trust Agreement With Respect to Capital Stock of Micropac Industries, Inc. dated as of the 18th day of January, 1977, amended the 28th day of August, 1980, and further amended the 7th day of September, 1982 (the "Voting Trust Agreement"); and

         WHEREAS, the Voting Trust Agreement expired on the 19th day of January, 1987; and

         WHEREAS, Micropac desires, in order to maintain its facility security clearance issued under the United States Department of Defense Industrial Security Regulation (the "Regulation"), that each of the Hempels separately enter into a Proxy Agreement With Respect to Capital Stock of Micropac Industries, Inc. with Micropac and the Proxy Holders dated and effective as of this 19th day of February, 1987 (the "Proxy Agreements"); and

         WHEREAS, Micropac and the Proxy Holders have agreed as an inducement for the Hempels' execution and delivery of the Proxy Agreements to make additional covenants for the benefit of the Hempels in connection with the execution and delivery of the Proxy Agreements.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Proxy Agreements Subject to this Ancillary Agreement. This Ancillary Agreement is an inducement to the execution and delivery of the Proxy Agreements. As such, both Proxy Agreements are subject to, and will only become effective and binding on the parties thereto and hereto, upon the execution, delivery and effectiveness of this Ancillary Agreement.

2. Registration of Micropac Stock of the Hempels by Micropac.

         a. The Hempels' Right to Require Registration. At any time after the effective date of this Ancillary Agreement, the Hempels shall be entitled by notice to Micropac to require Micropac to file a registration statement with the Securities and Exchange Commission (the "Commission") with respect to and to expend best efforts to effect registration of any number of shares or other units of Micropac Stock owned by the Hempels in the manner of disposition set forth in such notice. No such notice shall be effective and Micropac shall not be required so to file a registration statement unless each of the following conditions is met:

                  (i) Micropac shall not have effected any registration under the Securities Act of 1933, as amended, (the "Securities Act") as the result of any prior notice by the Hempels pursuant to this subparagraph (a) of this Paragraph 2, it being intended that the Hempels may only require one registration of its Micropac Stock pursuant to this subparagraph (a);

                  (ii) The minimum number of shares or other units of Micropac Stock specified in or covered by the notice shall be 400,000 shares of Micropac Stock; and

                  (iii) There shall not have been a registration statement covering Micropac Stock in effect and available to the Hempels and covering its shares of Micropac Stock, during the ninety
                  (90) days preceding the date of the Hempels' notice hereunder.

         b. The Hempels' Right to Participation in Registration. If at any time following the effective date of this Ancillary Agreement, while the Hempels shall own any Micropac Stock, Micropac proposes at any time and from time to time to register any Micropac Stock under the Securities Act, Micropac shall, at each such time, give notice of such proposal to the Hempels. The Hempels may, by notice to Micropac, require the inclusion of all or any portion of the Micropac Stock they then own, up to 30% of the total of all shares to be registered, in the registration statement which Micropac has proposed to file, but no such notice shall be effective unless given no later than thirty (30) days after the date upon which notice of a proposed registration is given by Micropac and any such notice shall include the number of shares or units which the Hempels desire to have included. Micropac shall proceed, pursuant to the provisions of this Paragraph 2 to effect the registration of any Micropac Stock specified in an effective notice. Notwithstanding the




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         foregoing,  Micropac  may  abandon  any  registration,   provided  such
         abandonment occurs with respect to all securities being registered by Micropac and further provided that such abandonment shall be without prejudice to any right of the Hempels to require registration of the shares of Micropac Stock they own pursuant to subparagraph (a) above.

         c.  Registration  by  Micropac;  Cost  and  Expenses.  If  Micropac  is
         required, as the result of notice by the Hempels pursuant to subparagraph (a) or (b) of this Paragraph 2, to effect the registration of any Micropac Stock, Micropac shall expeditiously:

                           (i) Prepare and file with the Commission a registration statement on appropriate form with respect to the Micropac Stock specified in the applicable notice and, subject to necessary Commission approval, to expend best efforts to cause such registration statement to become and remain effective for disposition of the Micropac Stock in accordance with the intended method of disposition described in the Hempels' notice.

                           (ii) Furnish to the Hempels such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act and such other documents as the Hempels may reasonably request in order to facilitate their disposition of Micropac Stock owned by them and covered by such registration statement; and

                           (iii) Subject to necessary governmental approvals, register or qualify the Micropac Stock owned by the Hempels and covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as the Hempels may reasonably request, to enable the Hempels to consummate the disposition in such jurisdictions of the Micropac Stock owned by the Hempels and covered by such registration statement.

         The rights created by subparagraphs (a) and (b) of this Paragraph 2 shall be cumulative, not exclusive. With respect to any registration of Micropac Stock under subparagraph (a) of this Paragraph 2, the Hempels shall pay underwriting discounts and commissions, registration and filing fees, fees of any special legal counsel to the Hempels and expenses of special audits incident to or required by any such registration, provided however, Micropac shall pay and shall hold the Hempels harmless against (i) any such accounting costs if such demand for registration is coordinated with the regular preparation of financial reports by Micropac and (ii) any costs of counsel or other experts for Micropac; and further provided, that in the event Micropac or any other holder of Micropac Stock includes any additional Micropac securities in the registration statement which the Hempels have required to be filed, then any such expenses to be borne by the Hempels shall be proportionately allocated among all participants in said registration. With respect to any registration of Micropac Stock under subparagraph (b) of this Paragraph 2, Micropac shall pay all expenses


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         of such registration  including  expenses incurred by the Hempels other than fees and disbursements of any special legal counsel for the Hempels and excluding any underwriter's commissions on the Micropac Stock sold by the Hempels. It shall be a condition precedent to the obligation of Micropac to take any action pursuant to this Paragraph 2 that the Hempels shall furnish to Micropac such information regarding Micropac Stock held by the Hempels and the intended method of disposition thereof, and other relevant information, as Micropac shall reasonably request and as shall be required in connection with the actions to be taken by Micropac.

         d. The rights granted in this Paragraph 2 shall expire and be of no further force and effect on the earlier to occur of (i) the tenth
         (10th) anniversary hereof, (ii) the date on which the Micropac Stock is listed on the New York Stock Exchange or (iii) the date on which the public float of the Micropac Stock is at least 250,000 shares.

3. Cooperation in Private Placements.
If at any time the Hempels shall desire to offer for sale or sell any Micropac Stock in a transaction which is either exempt from the registration provision of the Securities Act or not subject to the jurisdiction thereof, Micropac shall, as promptly as practicable after notice to such effect from the Hempels, furnish in writing such information concerning Micropac and its affairs as the Hempels may request for inclusion in any placement memorandum or other offering document including information of the character described and referred to in the Commission's Regulation D or other rules regarding unregistered sales of securities as may be applicable under the Securities Act and a reasonable number of copies of the documents referenced therein. Micropac shall promptly notify the Hempels of any material developments not disclosed in the information furnished or of the occurrence of any event as a result of which the information furnished contains an untrue statement of a material fact or omits to state a material fact required to be stated therein under such rules necessary to make the statements therein not misleading under the then-existing circumstances. Micropac will also provide access to its books and records and afford the Hempels, the offeree(s) and their representatives, the opportunity to consult with the executive officers of Micropac in order to obtain information necessary to verify facts and statements; and Micropac will otherwise cooperate fully with the Hempels in placing such Micropac Stock, including executing and delivering such reasonable certificates and assurances as customarily are required in institutional private placements. The foregoing shall not be construed to require the Board of Directors or management of Micropac to violate their fiduciary duty under the Delaware General Corporation Law ("GCL").

4. Indemnification.
Micropac shall, upon the written request of the Hempels, indemnify the Hempels and each other person, if any, who controls the Hempels within the meaning of the Securities Act, and each underwriter who participated in the offering of such securities, against any losses, claims, expenses (including the reasonable costs of investigating and defending against any claim therefor and related counsel fees and settlement costs), damages or liabilities, joint or several, to which the Hempels or such controlling person or underwriter may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or otherwise as the result of failure to comply with the


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Securities  Act or the  Exchange  Act by reason of any  omission of any material fact required to be stated or necessary to make statements made not misleading, or by reason of the fact that such statements made contain any untrue statement of a material fact, or by reason of any omission from any prospectus or offering materials or filing furnished to such holder of any material fact necessary to be stated therein in order to make statements therein in the light of the circumstances under which they were made not misleading, or by reason of the fact that such prospectus, offering materials or filing contained any untrue statements of a material fact, unless such statement or omission was made in reliance upon and in conformity with written information furnished to Micropac by the Hempels. Micropac's indemnity obligation shall be limited accordingly in the event and to the extent that the Hempels shall have been determined to have been guilty of wrongdoing in connection with any transaction under Paragraphs 2 and 3. The Hempels, as a condition precedent of Micropac's obligations under Paragraphs 2 and 3, hereby agree that they will, upon the written request of Micropac, indemnify Micropac to the same extent as the foregoing indemnity from Micropac to them but only with respect to information furnished in writing by the Hempels for use in any registration statement or prospectus, offering materials or filing.

5. Presentation of Proposals.
Micropac shall promptly forward to the Hempels any proposal for any type of business combination transaction delivered to Micropac or any member of its Board of Directors or management. The Hempels and their representatives and financial advisors shall have the right to participate fully in all meetings regarding and all negotiations regarding such proposals. Any financial advisor or investment banker engaged by Micropac will be subject to approval by the Hempels.

6. Pursuit of Proposals.
Micropac, its Board of Directors and management, consistent with their fiduciary duties to Micropac stockholders (including the Hempels), shall cooperate fully with the Hempels in the good faith pursuit of any proposals, or negotiations regarding any proposals, for business combinations, such as described under Paragraph 5, including the recommendation of any such proposals or negotiations leading to a proposed business combination which would benefit all stockholders. The foregoing shall not be construed to require the Board of Directors or management of Micropac to violate their fiduciary duty under the GCL.

7. Cost of the Agreements.
All costs and expenses incurred by Micropac or the Hempels in the establishment, execution and delivery, maintenance and administration of the Proxy Agreements or this Ancillary Agreement shall be borne by Micropac.

Micropac shall, upon the written request of the Hempels, indemnify the Hempels for any losses, claims or expenses which they may incur pursuant to this Ancillary Agreement.


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8. Most Favored Rights of the Hempels.
If at any time Micropac shall grant any registration rights more favorable to the holder than the rights granted herein to the Hempels, the Hempels rights should be automatically included with such rights subsequently granted therein.

9. Notices.
All notices to be given to the Hempels shall be given by mailing the same in a sealed postpaid envelope, addressed to the address as shown on the books of the Proxy Holders, and any notice whatsoever when mailed by or on behalf of the Proxy Holder as herein provided shall have the same effect as though personally served. All notices to be given to the Proxy Holders shall be given by serving a copy thereof upon the Proxy Holders personally or by mailing the same in a sealed postpaid envelope addressed to them at their office in the Town of Garland, Texas with a copy to the last known residence address of each Proxy Holder.

10. Entire Agreement.
This Ancillary Agreement, in conjunction with the Proxy Agreement, constitutes the entire agreement among the parties hereto, and any other prior understandings or agreements regarding the subject matter hereof are expressly superseded by this Ancillary Agreement and the Proxy Agreement.

11. Binding Effect.
This Ancillary Agreement shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and assigns; provided however that the rights of the Hempels and the obligations of Micropac hereunder shall (i) as to the provision of Paragraph 2 be freely assignable in any transaction not involving a public offering; (ii) as to the other provisions hereof, shall be transferable by the Hempels only by devise or the laws of intestate succession, or to each other.

12. Headings.
The Paragraph headings in this Ancillary Agreement are for convenience of reference only, and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

13. Construction.
This Ancillary Agreement shall be constued in accordance with and governed by the laws of the State of Texas.

14. Counterparts.
This Ancillary Agreement may be executed in one or more counterparts each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

         IN WITNESS WHEREOF, this Ancillary Agreement has been duly executed and delivered to be effective as of the date first above written.

                                               MICROPAC INDUSTRIES, INC.


                                                By: /s/ N. Nodolsky
                                                   -----------------------------
                                                   Nicholas Nadolsky
                                                   President and
                                                   Chairman of the Board

                                                By: /s/ H K Hearn
-------------------------                          -----------------------------
Witness                                            Proxy Holder


                                                By: /s/ William J Holt
-------------------------                          -----------------------------
Witness                                            Proxy Holder


                                                By: /s/ Woodrow Brownlee
-------------------------                          -----------------------------
Witness                                            Proxy Holder


                                                By: /s/ Heinz-Werner Hempel
                                                   -----------------------------
                                                   Heinz-Werner Hempel


                                                By: /s/ Friedrich-Wilhelm Hempel
                                                   -----------------------------
                                                   Friedrich-Wilhelm Hempel